Exhibit 99.1

Verano Completes Acquisition of Sierra Well, Bolstering Nevada Footprint with Addition of Two Operating Dispensaries and an Active Cultivation Facility

●	Acquisition of two active dispensaries in Reno and Carson City, and a 10,000 sq. ft. cultivation and production facility in Reno, strategically expands Verano’s retail coverage, cultivation capacity, and distribution capabilities across Northern Nevada

●	The greater Reno-Carson City region has a combined population of over 300,000 residents and draws a substantial number of tourists, having surpassed five million annual visitors pre-pandemic

●	Sierra Well will complement Verano’s existing Nevada footprint, which includes a cultivation and production facility in North Las Vegas, a Zen Leaf dispensary in North Las Vegas, and two Zen Leaf dispensaries in Las Vegas – including a drive-through location on Flamingo Road

●	With the closing of the transaction, Verano’s active operations span 13 states, comprised of 116 dispensaries and 14 cultivation and processing facilities with more than 1 million square feet of cultivation capacity

CHICAGO, September 7, 2022 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the closing of its transaction to acquire all of the equity interests of WSCC, Inc., d/b/a Sierra Well (“Sierra Well”), adding two operational dispensaries and an active cultivation and production facility in Nevada, along with two real estate properties in Carson City and Reno. The acquisition, which was previously announced on July 26, 2021, increases Verano’s vertically-integrated Nevada operations to five active dispensaries and two cultivation and production facilities that are geographically spread across the state’s key population and tourist regions.

“Today signifies a huge step forward for our business in Nevada, a state that we have long considered a core growth market and key piece of our operational footprint,” said George Archos, Verano Founder and Chief Executive Officer. “Gaining a presence in Reno and Carson City provides Verano with comprehensive retail and distribution opportunities in Northern Nevada that compliment our current operations in the Las Vegas area. With a growing population, booming tourism and an abundance of natural beauty, we look forward to a bright future in the great state of Nevada.”

Transaction Details

With the consummation of the transaction, Sierra Well is now a wholly-owned subsidiary of the Company. The transaction includes in total two medical cannabis cultivation licenses; two adult-use cultivation licenses; two medical cannabis dispensary licenses; two adult-use dispensary licenses; one medical production license; one adult-use product manufacturing license; and one adult-use distribution license.

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, Savvy™ and MÜV™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

Director, Communications

Steve.Mazeika@verano.com

Investors

Verano

Julianna Paterra, CFA

Director, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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